Exhibit 10.4

 AGREEMENT

This Agreement (the “Agreement”) is made on June 24, 2008 among AeroGrow International, Inc., which sometimes uses the name Aerogrow (“Client”), Benefactor Funding Corp. (“Benefactor”), and FCC, LLC, d/b/a First Capital (“First Capital”) (collectively, the “Parties”).

RECITALS

A.  This Agreement has been entered into and will be performed in the Controlling State.

B.  Benefactor and Client executed that certain Factoring and Security Agreement dated February 7, 2007 (the “Factoring Agreement”).

C.  Client has requested termination of its factoring relationship with Benefactor pursuant to the Factoring Agreement.

D.  Benefactor has agreed to terminate its factoring relationship with Client and release all of its security interests in and liens on the assets of Client on the terms and conditions set forth herein, conditioned only upon payment of the Payoff and the provision of the LNT Letter of Credit and the LNT Canada Letter of Credit, as such capitalized terms are defined below.

NOW THEREFORE, in consideration of the premises, and intending to be legally bound hereby, the Parties agree as follows:

1.   Certain Definition and Index to Definitions.

1.1   Definitions.  The following terms shall have the meanings set forth below.  Any capitalized terms not herein defined shall have the meaning proscribed in the Uniform Commercial Code or the Factoring Agreement.

1.1.1 “At-Risk Payment” - see Section 3.4.1.

1.1.2 "Avoidance Claim" - any claim that any At-Risk Payment is avoidable or may be avoidable under the Bankruptcy Code, the Bankruptcy and Insolvency Act, common law, or any other debtor relief statute in the United States or Canada.

1.1.3 “Claims” – see Section 3.1.2.

1.1.4 “Controlling State” - Colorado.

1.1.5 “Indemnitor” – See Section 3.1.4.

1.1.6 “Issuer” - First National Bank, 1620 Dodge Street Omaha, NE 68197-1096.

1.1.7 “Letters of Credit” - the LNT Letter of Credit and the LNT Canada Letter of Credit.

1.1.8  “LNT” - Linens 'n Things, Inc., Linens Holding Co., Linens N Things, and/or any U.S. affiliate thereof.

1.1.9 “LNT Avoidance Claim” any claim that any payment received by Benefactor from or for the account of LNT is avoidable under the Bankruptcy Code, the Bankruptcy and Insolvency Act, common law, or any other debtor relief statute in the United States.

1.1.10 “LNT Canada” - Linens ‘n Things Canada Corp., and/or any affiliate thereof.

1.1.11 “LNT Canada Avoidance Claim” - any claim that any payment received by Benefactor from or for the account of LNT Canada is avoidable under the Bankruptcy Code, Bankruptcy and Insolvency Act, common law or any other debtor relief statute in the United States or Canada.

1.1.12 “LNT Canada Letter of Credit” – a letter of credit issued by Issuer at the request of Client in favor of Benefactor, in substantially the form attached hereto as Exhibit A.

1.1.13 “LNT Letter of Credit” – a letter of credit issued by Issuer at the request of Client in favor of Benefactor, in substantially the form attached hereto as Exhibit B.

1.1.14  “Minimum Volume Fee” - $27,200.

1.1.15  “Non-Monetary Obligations” – any obligations that are not presently an obligation to pay money, including, but not limited to, Client’s indemnity obligation, and Client’s representations, warranties, and covenants, as set forth in the Factoring Agreement.

1.1.16 “Obligations” – all monetary obligations of Client to Benefactor pursuant to the Factoring Agreement, or otherwise.

1.1.17 “Payoff” – the amount of the Obligations, equal to $310,298.88, which amount includes, without limitation, the Minimum Volume Fee and all attorneys’ fees and costs incurred by Benefactor.  The Payoff is equal to $310,298.88  as of June 24, 2008.  In the event that the Payoff is not paid to Benefactor pursuant to Section 2 of this Agreement by 5:00 p.m. Mountain time on June 24, 2008, then First Capital and Client will need to obtain an updated Payoff amount in writing from Benefactor, which may be in the form of an e-mail from Thomas Smeltz, or from Robert A. Zadek or Lauren A. Barnes, counsel to Benefactor.

2. PAYOFF AND TERMINATION OF FACTORING AGREEMENT.

2.1  Upon receipt by Benefactor of the Payoff via wire transfer in accordance with the wire instructions set forth below, receipt by Benefactor of an executed version of this Agreement from First Capital and Client, and upon receipt by Benefactor of the Letters of Credit:

2.1.1 All security interests in and liens on the assets of Client in favor of Benefactor shall be terminated and released, and First Capital is authorized to terminate all Uniform Commercial Code Financing Statements filed by Benefactor against the Client;

2.1.2 Benefactor will send notification, in form and substance satisfactory to First Capital, to Client’s account debtors that future payments are to be made to First Capital rather than to Benefactor; and

2.1.3 Within ten (10) days after Benefactor’s receipt thereof, Benefactor will return to the applicable Account Debtor, the proceeds of any of the Client’s Accounts and all other funds of the Client received by Benefactor subsequent to the date hereof. In the event that Benefactor returns such proceeds to an Account Debtor more than ten (10) days after receipt by Benefactor, the only remedy of First Capital or Client as a result thereof shall be the right to assert a claim for the actual damage directly resulting therefrom.

2.1.4 Nothing contained herein shall relieve Client of the Non-Monetary Obligations, which shall survive termination of the factoring relationship between Client and Benefactor, but Benefactor acknowledges and agrees that First Capital has no obligation to Benefactor with respect to the Non-Monetary Obligations except as expressly set forth herein.

2.2  The Payoff should be sent to Benefactor in accordance with the following wire transfer instructions:

Bank:                         Vectra Bank
City and State:         Denver, CO
ABA Number:          ABA 102003154

Benefactor Funding Corp.
Account Number:    Account #4044909226
Reference:                 Payoff

2.3  In the event that Benefactor has not received the Payoff and the Letters of Credit on or before June 30, 2008, Benefactor shall be relieved of all of its duties hereunder.

3. INDEMNIFICATION.

3.1  Indemnification for Avoidance Claims by First Capital and Claims by Client.

3.1.1 Effective from and after (1) Benefactor’s receipt of the Payoff, and (2) First Capital’s receipt of notice of an Avoidance Claim from Benefactor, and in reliance on the representations, warranties and agreements of Benefactor set forth herein, First Capital hereby indemnifies Benefactor and holds Benefactor harmless against all claims arising directly from the assertion of any Avoidance Claim, including reasonable out-of-pocket attorney’s fees and expenses actually incurred by Benefactor in defending any one or more of the Avoidance Claims.

3.1.2 Effective from and after (1) Benefactor’s receipt of the Payoff, and (2) Client’s receipt of notice of a Claim, as defined herein, from Benefactor, Client hereby indemnifies Benefactor and holds Benefactor harmless against all claims relating to or arising out of the Factoring Agreement, or arising out of the assertion of any Avoidance Claim, LNT Canada Avoidance Claim or LNT Avoidance Claim (collectively, the “Claims”), including reasonable out-of-pocket attorney’s fees and expenses actually incurred by Benefactor in defending any one or more of the Claims.

3.1.3 Benefactor shall notify First Capital and Client within twenty days of Benefactor becoming aware of the assertion of any LNT Avoidance Claim, LNT Canada Avoidance Claim, Avoidance Claim or any other Claim. In the event that Benefactor fails to so notify First Capital and Client, the only remedy of First Capital and Client as a result thereof shall be the right to assert a claim for the actual damage directly resulting therefrom.

3.1.4 Upon notification by Benefactor to First Capital and Client (the applicable indemnifying party or parties will be referred to as the “Indemnitor”; provided, however, that the use of such term shall not be deemed to imply that First Capital has any obligation or duty to Benefactor for any Claim other than Avoidance Claims) that an LNT Avoidance Claim, LNT Canada Avoidance Claim, Avoidance Claim, or other Claim has been asserted against Benefactor, Indemnitor shall promptly take all appropriate steps to defend Benefactor therefrom, at Indemnitor’s expense.  If Indemnitor finds it necessary to retain counsel, it will be at Indemnitor’s expense, and Indemnitor’s choice of counsel must be reasonably acceptable to Benefactor. Benefactor acknowledges and agrees that Indemnitor, and not Benefactor, shall make all decisions in consultation with Benefactor, and will take all steps reasonably requested by Benefactor with respect to any Claim for which Indemnitor is defending Benefactor (including any settlement of any such Claim), and Benefactor agrees to take any action reasonably requested by Indemnitor in connection therewith.  Benefactor shall have the right to assume its own defense of any Claim (which defense shall be at Benefactor’s expense) upon written notice to First Capital and Client to such effect, which notice must include a complete release of all obligations of First Capital and Client to Benefactor with respect to such Claim.

3.1.5 Any amounts due by Client or First Capital pursuant to this Section 3.1 shall be paid to Benefactor within 5 business days of Benefactor’s written demand with respect thereto.

3.1.6 Notwithstanding anything to the contrary herein, the aggregate amount payable by First Capital pursuant to its obligation to indemnify Benefactor against all claims arising out of the assertion of any Avoidance Claim (including any reimbursement of Benefactor’s expenses) shall not exceed $1,000,000.

                       3.2  Indemnification for Returned Checks.

3.2.1 First Capital agrees to pay to Benefactor, within 5 business days following Benefactor’s written demand with respect thereto, the face amount of any check which has been credited to Client’s account and for which Client was given credit in calculating the Payoff which is returned to Benefactor unpaid; provided, however, that First Capital shall have no obligation to Benefactor with respect to any such returned check unless written demand for payment is made to First Capital within 60 days of the date hereof.

3.3   Letters of Credit.

3.3.1 As a condition to Benefactor’s performance under Section 2.1 and release of its security interest in all collateral of Client securing the Obligations, Client will cause the Issuer to issue the Letters of Credit in form and substance satisfactory to Benefactor.  Benefactor acknowledges and agrees that Client and First Capital shall be entitled to rely on written confirmation from Benefactor (which may be in the form of an e-mail from Thomas Smeltz, or from Robert Zadek or Lauren Barnes, counsel to Benefactor) that Benefactor has received the Letters of Credit and that such Letters of Credit are in form and substance satisfactory to Benefactor.

3.3.2 When all applicable statutes of limitations governing the LNT Avoidance Claims have run, Client may make demand on Benefactor to consent to the immediate termination of the LNT Letter of Credit relating to such Claim and Benefactor will execute such documents as are necessary to effect such termination.

3.3.3 In the event that there is no filing under the Bankruptcy Code, the Bankruptcy and Insolvency Act, common law, or other debtor relief statute in the United States or Canada relating to LNT Canada within ninety (90) days of the date of this Agreement, Client may make demand on Benefactor to consent to the immediate termination of the LNT Canada Letter of Credit relating to such Claim and Benefactor will execute such documents as are necessary to effect such termination.

3.3.4 All amounts payable by First Capital and Client to Benefactor pursuant to this Section 3 shall be due within 5 business days following First Capital’s and Client’s receipt of Benefactor’s written demand therefor, and shall accrue late charges of 2% per month on any sums not paid when due.

3.4  Representations, Warranties, and Agreements by Benefactor Regarding Potential Avoidance Claims.

3.4.1  To the best of its knowledge, Benefactor hereby represents and warrants to First Capital and Client that set forth on Schedule 1 attached hereto is a true, correct and complete list of all payments received by Benefactor in the 90-day period immediately preceding the date hereof from or for the account of any Account Debtor of Client, including the amount of each such payment, the name of the Account Debtor and the date such payment was received by Benefactor.  Each such payment set forth on Schedule 1 attached hereto, other than payments received from LNT or LNT Canada, is referred to herein as an “At-Risk Payment”.

3.4.2 Benefactor hereby represents and warrants to First Capital and Client that Benefactor has not actually received any written notice of, and that no officer of Benefactor has actual knowledge acquired in the course of employment that, any Account Debtor listed on Schedule 1 hereto, other than LNT and LNT Canada, is the subject of any bankruptcy or similar insolvency proceeding as of the date hereof.

3.4.3 The sole remedy of First Capital and/or Client for the breach of any representation and warranty contained herein by Benefactor shall be the recovery of the actual damages directly resulting therefrom.

4.  RELEASE.  Effective upon the payment of the Payoff and the execution and delivery by Client of this Agreement, and in order to induce Benefactor to execute and deliver this Agreement, Client hereby forever releases, discharges and acquits Benefactor, its parent, directors, officers, shareholders, agents and employees, of and from any and all claims of every type, kind, nature, description or character, and irrespective of how, why, or by reason of what facts, whether heretofore existing, now existing or hereafter arising, or which could, might, or may be claimed to exist, of whatever kind or name, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, each as though fully set forth herein at length.  Client agrees that the matters released herein are not limited to matters which are known or disclosed.  Client acknowledges that factual matters now unknown to it may have given or may hereafter give rise to claims which are presently unknown, unanticipated and unsuspected, and it acknowledges that this release has been negotiated and agreed upon in light of that realization and that it nevertheless hereby intends to release, discharge and acquit Benefactor from any such unknown claims.  Acceptance of this release shall not be deemed or construed as an admission of liability by any party released.  Client acknowledges that either (a) it has had advice of counsel of its own choosing in negotiations for and the preparation of this release, or (b) it has knowingly determined that such advise is not needed.

5.  REPRESENTATIONS AND WARRANTIES BY FIRST CAPITAL.  First Capital acknowledges that its decision to enter into its financing transaction with Client was based on its independent credit and business investigation, and that in no way did First Capital rely on any statement or inference which it may have received from Benefactor.

6.  DAMAGE TO REPUTATION. Benefactor, Client, and First Capital hereby agree not to make any statements, whether written, oral or on-line, that disparages another party or such party’s reputation.

7. AMENDMENT.  Neither this Agreement nor any provisions hereof may be changed, waived, discharged or terminated, nor may any consent to the departure from the terms hereof be given, orally (even if supported by new consideration), but only by an instrument in writing signed by all parties to this Agreement.  Any waiver or consent so given shall be effective only in the specific instance and for the specific purpose for which given.

8.   NOTICE.  All notices shall be effective upon:  (a) deposit thereof in a receptacle under the control of the United States Postal Service; properly addressed and postage paid, certified return-receipt requested, (b) facsimile transmittal to a receiver under the control of the party to whom notice is being given, with telephone call confirming receipt; (c) delivery to a delivery service of a properly addressed notice, postage or delivery prepaid, with instructions to make delivery on the next business day, or (d) actual receipt by the party to whom notice is being given, or an employee or agent of thereof.  For purposes hereof, the addresses of the parties are as set forth below or as may otherwise be specified from time to time in a writing sent by one party to the other in accordance with the provisions hereof:

First Capital

Address:                                                      FCC, LLC, d/b/a First Capital
                                      3520 Northwest 58th Street
                                      Oklahoma City, Oklahoma  73112
Attention:                                                    John A. Curtis, Executive Vice President
Fax Number:                                                 (405) 917-9660

Benefactor

Address:                                                      249 Clayton Street, Suite 200
                                      Denver, CO  80206
Attention:                                                    Thomas R. Smeltz
Fax Number:                                                 (303) 333-5530
Client

Address:                                                      6075 Longbow Dr., Suite 200
                                                                      Boulder, CO 80301
Attention:                                                    Greg Clarke, Chief Financial Officer
Fax Number:                                                (303)-350-4770

9.   ENFORCEMENT. In the event that either party finds it necessary to retain counsel in connection with any litigation arising in connection with the interpretation, defense or enforcement of this agreement, the prevailing party in such litigation shall recover its reasonable attorney’s fees and expenses from the unsuccessful party.  It shall be presumed (subject to rebuttal only by the introduction of competent evidence to the contrary) that the amount recoverable is the amount billed to the prevailing party by its counsel and that such amount will be reasonable if based on the billing rates charged to the prevailing party by its counsel in similar matters.

10.   CHOICE OF LAW.  This Agreement and all transactions contemplated hereunder and/or evidenced hereby shall be governed by, construed under, and enforced in accordance with the internal laws of the Controlling State.

11.   INTERPRETATION.  This Agreement and all agreements relating to the subject matter hereof are the product of negotiation and preparation by and among each party and its respective attorneys, and shall be construed accordingly.

12.   CONFLICTS WITH OTHER AGREEMENTS.  Unless otherwise expressly stated in any other agreement between the Parties, if a conflict exists between the provisions of this Agreement and the provisions of such other agreement, the provisions of this Agreement shall control.

13.   COUNTERPARTS.  This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all signatures were upon the same instrument.  Delivery of an executed counterpart of the signature page to this Agreement by facsimile or by electronic means shall be effective as delivery of a manually executed counterpart of this Agreement, and any party delivering such an executed counterpart of the signature page to this Agreement by facsimile or electronic means to any other party shall thereafter also promptly deliver a manually executed counterpart of this Agreement to such other party, provided that the failure to deliver such manually executed counterpart shall not affect the validity, enforceability, or binding effect of this Agreement.

14.   ENTIRE AGREEMENT.  This Agreement supersedes all other agreements and understandings between the parties hereto, verbal or written, express or implied, relating to the subject matter hereof.  No promises of any kind have been made by the parties hereto, or any third party to induce the execution of this Agreement.  No course of dealing, course of performance or trade usage, and no parole evidence of any nature, shall be used to supplement or modify any terms of this Agreement.

15.   VENUE.  Any suit, action or proceeding arising out of the subject matter hereof, or the interpretation, performance or breach of this Agreement, shall, if Benefactor so elects, be instituted in or transferred to any court sitting in the Controlling State (the “Acceptable Forums”).  The Acceptable Forums are convenient to all parties, and each party irrevocably submits to the jurisdiction of the Acceptable Forums, irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement, and waives any and all objections to jurisdiction or venue that it may have under the laws of the Controlling State or otherwise in those courts in any such suit, action or proceeding.  Should such proceeding be initiated in any other forum, First Capital and Client waive any right to oppose any motion or application made by Benefactor as a consequence of such proceeding having been commenced in a forum other than an Acceptable Forum to transfer the action or proceeding to an Acceptable Forum.

16.   JURY TRIAL WAIVER.  TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY PARTY’S ACTIONS IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT HEREOF OR THEREOF.  EACH PARTY HERETO ACKNOWLEDGES THAT SUCH WAIVER IS MADE WITH FULL KNOWLEDGE AND UNDERSTANDING OF THE NATURE OF THE RIGHTS AND BENEFITS WAIVED HEREBY, AND WITH THE BENEFIT OF ADVICE OF COUNSEL OF ITS CHOOSING.

            IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

AeroGrow International, Inc.

By: _________________________________________________
Jervis B. Perkins, President/Chief  Executive Officer

Benefactor Funding Corp.

By: __________________________________________________
Name:________________________________________________
Title:_________________________________________________

FCC, LLC, d/b/a First Capital

By:___________________________________________________
       Lee E. Elmore, Senior Vice President

EXHIBIT A
Form of LNT Canada Letter of Credit

IRREVOCABLE STANDBY LETTER OF CREDIT

LETTER OF CREDIT NUMBER:

DATE: JUNE ___, 2008

BENEFICIARY:  BENEFACTOR FUNDING CORP., 249 CLAYTON STREET, SUITE 200, DENVER, COLORADO, 80206

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. __________ IN YOUR FAVOR BY ORDER OF AEROGROW INTERNATIONAL, INC., 6075 LONGBOW DRIVE, SUITE 200, BOULDER, COLORADO, 80301 (“AEROGROW”), FOR ANY SUM OR SUMS NOT EXCEEDING USD$38,193.66 (US DOLLARS THIRTY-EIGHT THOUSAND ONE HUNDRED NINETY-THREE AND 66/100), SUBJECT TO THE BELOW SCHEDULE, AVAILABLE UPON PRESENTATION OF YOUR DRAFTS AT SIGHT ON (BANK).

AUTOMATIC INCREASE/DECREASE SCHEDULE:

SCHEDULE DATE                            ACTION                                AMOUNT
7/30/2008                                             DECREASE BY                     $36,725.91

DRAFTS MUST BE ACCOMPANIED BY:

YOUR SIGNED STATEMENT CERTIFYING AS FOLLOWS:

WE HEREBY CERTIFY THAT THE AMOUNT OF THIS DRAWING REPRESENTS AN AMOUNT WHICH BENEFACTOR FUNDING CORP. (“BFC”) IS OBLIGATED TO PAY (THE “DETERMINED AMOUNT”) ON ACCOUNT OF A CLAIM ASSERTED AGAINST BFC RELATING TO A PAYMENT RECEIVED BY BFC FROM LINENS ‘N THINGS CANADA CORP OR ANY AFFILIATE THEREOF WHICH IS SUBJECT TO A STATE OR FEDERAL OR CANADIAN INSOLVENCY STATUTE, OR SIMILAR COMMON LAW PROCEEDING.  TEN DAYS HAVE PASSED SINCE BFC HAS MADE DEMAND ON AEROGROW FOR PAYMENT TO BFC OF THE DETERMINED AMOUNT AND AEROGROW HAS FAILED TO HONOR SUCH DEMAND.

DRAFTS DRAWN UNDER THIS CREDIT ARE TO BE ENDORSED HEREON AND BEAR THE CLAUSE, ''DRAWN UNDER (BANK), LETTER OF CREDIT REFERENCE NUMBER ________ DATED __________.''

PARTIAL DRAWS ARE PERMITTED.

IT IS A CONDITION OF THIS LETTER OF CREDIT THAT IT SHALL HAVE AUTOMATICALLY RENEWING ONE (1) YEAR TERMS UNLESS WE GIVE BENEFICIARY AT LEAST THIRTY (30) DAYS BUT NOT MORE THAN SIXTY (60) DAYS PRIOR WRITTEN NOTICE THAT WE ELECT NOT TO RENEW THE LETTER OF CREDIT FOR ANY SUCH ADDITIONAL PERIOD.  SUCH NOTICE SHALL BE SENT VIA FEDERAL EXPRESS OR OTHER GENERALLY RECOGNIZED NATIONAL OVERNIGHT CARRIER, ACTUALLY RECEIVED BY BENEFICIARY.  IN THE EVENT WE GIVE BENEFICIARY NOTICE THAT WE ELECT NOT TO RENEW FOR SUCH ADDITIONAL PERIODS, BENEFICIARY MAY IMMEDIATELY DRAW UPON THIS LETTER OF CREDIT UP TO THE FULL FACE AMOUNT. SUCH DRAWING SHALL BE ACCOMPANIED BY (i) YOUR DRAFTS AT SIGHT ON (BANK), AND (ii) YOUR SIGNED STATEMENT CERTIFYING AS FOLLOWS:

THIS DRAWING IS BEING MADE AS A RESULT OF (BANK)’S REFUSAL TO RENEW LETTER OF CREDIT NUMBER (NUMBER OF CREDIT).

WE HEREBY ENGAGE WITH YOU THAT ANY DRAFT DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS LETTER OF CREDIT WILL BE DULY HONORED ON THE PRESENTATION AT OUR OFFICE AT ___________________, VIA COURIER SERVICE OR REGISTERED MAIL, ON OR BEFORE THE EXPIRATION DATE AS SPECIFIED ABOVE.

THIS LETTER OF CREDIT SETS FORTH IN FULL TERMS OF OUR UNDERTAKING, AND SUCH UNDERTAKING SHALL NOT IN ANY WAY BE MODIFIED, AMENDED OR AMPLIFIED BY REFERENCE TO ANY NOTE, DOCUMENT, INSTRUMENT OR AGREEMENT REFERRED TO HEREIN OR IN WHICH THIS LETTER OF CREDIT IS REFERRED TO OR TO WHICH THIS LETTER OF CREDIT RELATES AND ANY SUCH REFERENCE SHALL NOT BE DEEMED TO BE INCORPORATED HEREIN BY REFERENCE TO ANY NOTE, DOCUMENT OR AGREEMENT.

EXCEPT SO FAR AS OTHERWISE STATED, THIS LETTER OF CREDIT IS SUBJECT TO THE RULES OF THE INTERNATIONAL STANDBY PRACTICES AS ADOPTED BY THE INTERNATIONAL CHAMBER OF COMMERCE, WHICH ARE IN EFFECT AT THE TIME OF ISSUANCE OF THIS LETTER OF CREDIT.

(BANK)

______________________________________
(AUTHORIZED SIGNATURE)

EXHIBIT B
Form of LNT Letter of Credit

IRREVOCABLE STANDBY LETTER OF CREDIT

LETTER OF CREDIT NUMBER:

DATE: JUNE ___, 2008

BENEFICIARY:  BENEFACTOR FUNDING CORP., 249 CLAYTON STREET, SUITE 200, DENVER, COLORADO, 80206

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. __________ IN YOUR FAVOR BY ORDER OF AEROGROW INTERNATIONAL, INC., 6075 LONGBOW DRIVE, SUITE 200, BOULDER, COLORADO, 80301 (“AEROGROW”), FOR ANY SUM OR SUMS NOT EXCEEDING USD$343,092.34 (US DOLLARS THREE HUNDRED FORTY-THREE THOUSAND NINETY-TWO AND 34/100) AVAILABLE UPON PRESENTATION OF YOUR DRAFTS AT SIGHT ON (BANK).

DRAFTS MUST BE ACCOMPANIED BY:

YOUR SIGNED STATEMENT CERTIFYING AS FOLLOWS:

WE HEREBY CERTIFY THAT THE AMOUNT OF THIS DRAWING REPRESENTS AN AMOUNT WHICH BENEFACTOR FUNDING CORP. (“BFC”) IS OBLIGATED TO PAY (THE “DETERMINED AMOUNT”) ON ACCOUNT OF A CLAIM ASSERTED AGAINST BFC RELATING TO A PAYMENT RECEIVED BY BFC FROM LINENS HOLDING CO., LINENS N’ THINGS, INC. OR ANY U.S. AFFILIATE THEREOF WHICH IS SUBJECT TO A STATE OR FEDERAL INSOLVENCY STATUTE, OR SIMILAR COMMON LAW PROCEEDING.  TEN DAYS HAVE PASSED SINCE BFC HAS MADE DEMAND ON AEROGROW FOR PAYMENT TO BFC OF THE DETERMINED AMOUNT AND AEROGROW HAS FAILED TO HONOR SUCH DEMAND.

DRAFTS DRAWN UNDER THIS CREDIT ARE TO BE ENDORSED HEREON AND BEAR THE CLAUSE, ''DRAWN UNDER (BANK), LETTER OF CREDIT REFERENCE NUMBER ________ DATED __________.''

PARTIAL DRAWS ARE PERMITTED.

IT IS A CONDITION OF THIS LETTER OF CREDIT THAT IT SHALL HAVE AUTOMATICALLY RENEWING ONE (1) YEAR TERMS UNLESS WE GIVE BENEFICIARY AT LEAST THIRTY (30) DAYS BUT NOT MORE THAN SIXTY (60) DAYS PRIOR WRITTEN NOTICE THAT WE ELECT NOT TO RENEW THE LETTER OF CREDIT FOR ANY SUCH ADDITIONAL PERIOD.  SUCH NOTICE SHALL BE SENT VIA FEDERAL EXPRESS OR OTHER GENERALLY RECOGNIZED NATIONAL OVERNIGHT CARRIER, ACTUALLY RECEIVED BY BENEFICIARY.  IN THE EVENT WE GIVE BENEFICIARY NOTICE THAT WE ELECT NOT TO RENEW FOR SUCH ADDITIONAL PERIODS, BENEFICIARY MAY IMMEDIATELY DRAW UPON THIS LETTER OF CREDIT UP TO THE FULL FACE AMOUNT. SUCH DRAWING SHALL BE ACCOMPANIED BY (i) YOUR DRAFTS AT SIGHT ON (BANK), AND (ii) YOUR SIGNED STATEMENT CERTIFYING AS FOLLOWS:

THIS DRAWING IS BEING MADE AS A RESULT OF (BANK)’S REFUSAL TO RENEW LETTER OF CREDIT NUMBER (NUMBER OF CREDIT).

WE HEREBY ENGAGE WITH YOU THAT ANY DRAFT DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS LETTER OF CREDIT WILL BE DULY HONORED ON THE PRESENTATION AT OUR OFFICE AT ___________________, VIA COURIER SERVICE OR REGISTERED MAIL, ON OR BEFORE THE EXPIRATION DATE AS SPECIFIED ABOVE.

THIS LETTER OF CREDIT SETS FORTH IN FULL TERMS OF OUR UNDERTAKING, AND SUCH UNDERTAKING SHALL NOT IN ANY WAY BE MODIFIED, AMENDED OR AMPLIFIED BY REFERENCE TO ANY NOTE, DOCUMENT, INSTRUMENT OR AGREEMENT REFERRED TO HEREIN OR IN WHICH THIS LETTER OF CREDIT IS REFERRED TO OR TO WHICH THIS LETTER OF CREDIT RELATES AND ANY SUCH REFERENCE SHALL NOT BE DEEMED TO BE INCORPORATED HEREIN BY REFERENCE TO ANY NOTE, DOCUMENT OR AGREEMENT.

EXCEPT SO FAR AS OTHERWISE STATED, THIS LETTER OF CREDIT IS SUBJECT TO THE RULES OF THE INTERNATIONAL STANDBY PRACTICES AS ADOPTED BY THE INTERNATIONAL CHAMBER OF COMMERCE, WHICH ARE IN EFFECT AT THE TIME OF ISSUANCE OF THIS LETTER OF CREDIT.

(BANK)

______________________________________
(AUTHORIZED SIGNATURE)

SCHEDULE 1

At-Risk Payments